Exhibit 10.9(b)

 Schedule of Secured Convertible Notes (refinancings) Issued by NCT Group, Inc.
          to Carole Salkind and and Outstanding as of February 28, 2005



                                                                    Conversion
   Issue Date          Due Date             Principal                 Price
   ----------         ----------         --------------               -------
    09/14/04           03/14/05          $    1,351,034            $  0.0200
    10/21/04           04/21/05                 479,393               0.0190
    11/23/04           05/23/05                 479,901               0.0190
    12/22/04           06/22/05              13,933,585               0.0166
    12/31/04           06/30/05               8,968,594               0.0180
    01/26/05           07/26/05              11,291,006               0.0172
    02/09/05           08/09/05              15,986,794               0.0180
    02/21/05           08/21/05                 457,762               0.0195

                                         -----------------
                                         $   52,948,069
                                         =================